Exhibit 10.24

For Ministry Use Only
À l'usage exclusif du ministère

Ontario Corporation Number
Numéro de la société en Ontario

1632625

Ministry of Consumer and Business Services
Ontario

Ministère des Services aux consommateurs et aux entreprises

CERTIFICATE
This is to certify that these articles are effective on

CERTIFICAT
Ceci certifie que les présents statuts entrent en vigueur le

SEPTEMBER 2 2 SEPTEMBRE, 2004

Director / Directeur
Business Corporations Act / Loi sur les sociétés par actions

Form 1
Business Corporations Act

Formule 1
Loi sur les sociétés par actions

ARTICLES OF INCORPORATION
STATUTS CONSTITUTIFS

1. The name of the corporation is: (Set out in BLOCK CAPITAL LETTERS)
Dénomination sociale de la société: (Écrire en LETTRES MAJUSCULES SEULEMENT)

A . C . TECHNICAL ACQUISITION
CORP.

2. The address of the registered office is:
Adresse du siège social:

2100 Forbes Street, Units 8-10
(Street & Number or R.R. Number & if Multi-Office Building give Room No.)
(Rue et numéro ou numéro de la R.R. et, s'il s'agit d'un édifice à bureaux, numéro du bureau)

Whitby — ONTARIO — L1N9T3
(Name of Municipality or Post Office) — (Postal Code)
(Nom de la municipalité ou du bureau de poste) — *(Code postal)*

3. Number (or minimum and maximum number) of directors is/are:
Nombre (ou nombres minimal et maximal) d'administrateurs:
minimum/minimal: one (1) — maximum/maximal: ten (10)

4. The first director(s) is/are:
Premier(s) administrateur(s):

First name, middle names and surname *Prénom, autres Prénoms et nom de famille*	Address for service, giving Street & No. or R.R. No., Municipality, Province, Country and Postal Code *Domicile élu, y compris la rue et le numéro, le numéro de la R.R. ou le nom de la municipalité, la province, le pays et le code postal*	Resident Canadian? Yes or No *Résident canadien? Oui/Non*
Sayan Navaratnam	2100 Forbes Street, Units 8-10 Whitby, Ontario L1N 9T3	Yes

Document prepared using Fast Company, by Do Process Software Ltd., Toronto, Ontario (416) 322-6111

07116 (01/2002)

5. Restrictions, if any, on business the corporation may carry on or on powers the corporation may exercise.
Limites, s'il y a lieu, imposées aux activités commerciales ou aux pouvoirs de la société.

There are no such restrictions on the business the Corporation may carry on or on the powers the Corporation may exercise.

6. The classes and any maximum number of shares that the corporation is authorized to issue:
Catégories et nombre maximal, s'il y a lieu, d'actions que la société est autorisée à émettre:

The Corporation is authorized to issue:

1. An unlimited number of Class VFV (voting fixed value) shares; and
2. An unlimited numnber of Class NVE (non voting equity) shares.

7. Rights, privileges, restrictions and conditions (if any) attaching to each class of shares and directors authority with respect to any class of shares which may be issued in series:
Droits, privilèges, restrictions et conditions, s'il y a lieu, rattachés à chaque catégorie d'actions et pouvoirs des administrateurs relatifs à chaque catégorie d'actions qui peut être émise en série:

(A) The Class VFV shares without par value shall have attached thereto the following preferences, rights, conditions, restrictions, limitations or prohibitions:

(1) The Class VFV Shares without par value are designated as redeemable, voting, non-cumulative, special shares. The Redemption Amount for each Class VFV Share is hereby fixed at ONE ($1.00) DOLLAR.

(2) The holders of the Class VFV Shares shall not be entitled to receive any dividend or dividends.

(3) The Corporation may, upon receiving the consent in writing of the holders of all the issued and outstanding Class VFV Shares or upon giving five (5) days' notice in writing to said holders, redeem at any time the whole or from time to time any part of the then outstanding Class VFV Shares on payment for each share to be redeemed of the Redemption Amount. The Redemption Payment shall be made by cheque payable at par at any branch of the Corporation's bank for the time being in Canada. The said Class VFV Shares shall be redeemed on the redemption date and from and after the redemption date such shares shall cease to be entitled to exercise any of the rights of holders of Class VFV Shares in respect thereof unless payment of the Redemption Payment is not made on the redemption date, in which event the rights of the holders of the said shares shall not be affected in any manner.

(4) The holders of Class VFV Shares shall be entitled to receive notice of and attend any meeting of the shareholders of the Corporation and shall be entitled to one vote for each Class VFV share held.

(B) Subject to section (C) the holders of the Class NVE shares shall not be entitled to vote.

(C) Subject to the provisions of the Ontario Business Corporations Act, the Corporation may at any time or times or from time to time pass a special resolution or resolutions whereby the terms hereof and of the foregoing paragraphs may be altered, amended or repealed or the application thereof is suspended in any particular case and changes made in the rights, restrictions, conditions and limitations attaching to any class of shares, but no such special resolution shall have any force or effect until it has been sanctioned by the vote of the holders of at least two-thirds (2/3) of the shares of each class of shares.

(D) The Corporation or the holder of any or Class VFV Shares may waive in writing any of the requirements herein in its favour, including requirements with respect to the giving of notice of redemption.

(E) In the event of the liquidation, dissolution or winding up of the Corporation or other distribution of assets or property of the Corporation among the shareholders for the purpose of winding up its affairs the remaining assets of the Corporation shall be distributed as specified herein.

(1) The holders of the Class VFV Shares shall receive from the assets and property of the Corporation a sum equivalent to the aggregate Redemption Amount of the Class VFV Shares held by them. After payment to the holders of the Class VFV Shares of the

7. continued

amounts so payable to them as above provided, they shall not be entitled to share in any further distribution of the assets or property of the Corporation.

(2) The holders of the Class NVE Shares shall receive the remaining property of the Corporation.

(F) Subject to paragraphs (A)(2) and (G) hereof, the Board of Directors shall have the right to declare and pay or set aside for payment from time to time, a dividend or dividends, on any class or classes of shares, in accordance with the rights attaching to such shares of the Corporation in any fiscal year without first declaring and/or paying any dividend on any other class or classes of shares in the particular fiscal year.

(G) Notwithstanding any other provision in these Articles of Incorporation no dividend shall be paid on any shares of the capital stock of the Corporation, if in the opinion of the Board of Directors, after payment of the dividend, the Corporation would be unable to redeem all issued and outstanding Class VFV Shares.

8. The issue, transfer or ownership of shares is ~~is not~~ restricted and the restrictions (if any) are as follows:
L'émission, le transfert ou la propriété d'actions est ~~n'est~~ pas restreint. Les restrictions, s'il y a lieu, sont les suivantes:

No shares shall be transferred without the consent of the board of directors evidenced by a resolution or by their consent in writing.

9. Other provisions if any:
Autres dispositions, s'il y a lieu:

(a) That the board of directors may from time to time, in such amounts and on such terms as it deems expedient:

(i) borrow money on the credit of the Corporation;

(ii) issue, reissue, sell or pledge debt obligations (including bonds, debentures, notes or other evidences of indebtedness or guarantee, secured or unsecured) of the Corporation;

(iii) to the extent permitted by the Business Corporations Act (as from time to time amended) give directly or indirectly financial assistance to any person by means of a loan, a guarantee or otherwise on behalf of the Corporation to secure performance of any present or future indebtedness, liability or obligation of any person; and

(iv) charge, mortgage, hypothecate, pledge or otherwise create a security interest in all or any of the currently owned or subsequently acquired real or personal, movable or immovable property of the Corporation, franchises and undertaking, to secure any debt obligations or any money borrowed, or other debt or liability of the Corporation.

(b) That subject to the provisions of the Business Corporations Act, the Corporation shall have a lien on the shares registered in the name of a shareholder who is indebted to the Corporation to the extent of such debt.

(c) That subject to the provisions of the Business Corporations Act, the Corporation may purchase any of its issued shares.

13. The names and addresses of the incorporators are:
Noms et adresses des fondateurs:

First name, middle names and surname or corporate name *Prénom, autres prénoms et nom de famille ou dénomination sociale*	Full address for service or address of registered office or of principal place of business giving street & No. or R.R. No., municipality and postal code *Domicile élu au complet, adresse du siège social ou adresse de l'établissement principal, y compris la rue et le numéro ou le numéro de la R.R., le nom de la municipalité et le code postal*
Sayan Navaratnam	**2100 Forbes Street, Units 8-10 Whitby, Ontario L1N 9T3**

These articles are signed in duplicate.
Les présents statuts sont signés en double exemplaire.

Signatures of incorporator(s)/
Signatures des fondateurs

Sayan Navaratnam